BLACKROCK ETF TRUST
BlackRock Large Cap Value ETF
(the “Fund”)
Supplement dated May 23, 2024 to the Summary Prospectus, the
Prospectus and the Statement of Additional Information (“SAI”) of the Fund, each dated November 28, 2023
Effective immediately, BlackRock Fund Advisors (as defined below) has agreed to implement a contractual total operating expense cap for the Fund. Accordingly, effective immediately, the Fund’s Summary Prospectus, Prospectus and SAI are amended as follows:
The sections of the Summary Prospectus and Prospectus entitled “Fees and Expenses” and “Example” are deleted in its entirety and replaced with the following:
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between BlackRock ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees[1,3]	Distribution and Service (12b‑1) Fees	Other Expenses	Acquired Fund Fees and Expenses[1,2]	Total Annual Fund Operating Expenses	Fee Waiver[1,3]	Total Annual Fund Operating Expenses After Fee Waiver[1,3]

0.55%	None	None	0.00%	0.55%	(0.09)%	0.46%

[1]
As described in the “Management” section of the Fund’s prospectus beginning on page 16, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates through June 30, 2025. The agreement may be terminated upon 90 days’ notice by a majority of the non‑interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	The amount rounded to 0.00%.

[3]
BFA has contractually agreed to cap the Fund’s total annual fund operating expenses after fee waiver to 0.46% as a percentage of the Fund’s average daily net assets through June 30, 2026. The contractual waiver may be terminated prior to June 30, 2026 only upon 90 days’ notice by a majority of the non‑interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:
This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years

$47	$158

The fifth paragraph of the section of the Prospectus entitled “Management — Investment Adviser” is deleted in its entirety and replaced with the following:
BFA has contractually agreed to cap the Fund’s total annual fund operating expenses after fee waiver to 0.46% as a percentage of the Fund’s average daily net assets through June 30, 2026. The contractual waiver may be terminated prior to June 30, 2026 only upon written agreement of the Trust and BFA. BFA may also from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
The fifth paragraph in the section of the SAI entitled “Management, Advisory and Other Service Arrangements — Management Agreement” is deleted in its entirety and replaced with the following:
BFA has contractually agreed to cap the Fund’s total annual fund operating expenses after fee waiver to 0.46% as a percentage of the Fund’s average daily net assets through June 30, 2026. The contractual waiver may be terminated prior to June 30, 2026 only upon written agreement of the Trust and BFA. BFA may also from time to time voluntarily waive and/or reimburse other fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
* * *
Shareholders should retain this Supplement for future reference.
PR2SAI-LCV-ETF0524SUP

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